                                                                    Exhibit 99.2

                                       a

                            CNA FINANCIAL CORPORATION

                       SUPPLEMENTAL FINANCIAL INFORMATION

                                 MARCH 31, 2004
                                                                               a

                            CNA FINANCIAL CORPORATION
                                TABLE OF CONTENTS
                                 MARCH 31, 2004

                                                                                              PAGE
                                                                                              -----
Supplemental Financial Information                                                            i-iii
Statements of Operations                                                                        1
Components of Net Income and Per Share Data                                                     2
Selected Balance Sheet Data and Condensed Consolidated Statement of Cash Flows Data             3
Property & Casualty Insurance Claim & Claim Adjustment Expense Reserve Data                     4
Property & Casualty Insurance Claim & Claim Adjustment Expense Reserve Rollforward              5
Investments by Segment Aggregation                                                              6
Property & Casualty Results of Operations                                                       7
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations             8
Property & Casualty Operations and Corporate & Other Non-Core Segment Catastrophe Losses        9
Analysis of Pretax Net Investment Income                                                        10
Statutory Data - Preliminary                                                                    11
Property & Casualty Operations Loss and LAE Ratio Analysis                                      12
Life & Group Non-Core Segment - GAAP Results of Operations                                      13
Asbestos Summary by Policyholder Category                                                       14

                                                                               a

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

SEGMENT CHANGES

In the first quarter of 2004, CNA revised its reportable segment structure to reflect changes in how it manages its core operations and makes business decisions. CNA now manages its Property & Casualty Operations in two operating segments which represent CNA's core operations: Standard Lines and Specialty Lines. The non-core operations are now managed in the Life & Group Non-Core and Corporate & Other Non-Core segments. Standard Lines includes standard property and casualty coverages sold to small and middle market commercial businesses primarily through an independent agency distribution system, and excess and surplus lines, as well as insurance and risk management products sold to large corporations. These services are provided to customers in the U.S. as well as globally. Specialty Lines provides a broad array of professional, financial and specialty property and casualty products and services. Life & Group Non-Core primarily includes the results of the life and group lines of business that have been sold or placed in run-off. Corporate & Other Non-Core contains certain corporate expenses such as interest on corporate debt and losses and expenses related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort (APMT) claims. In addition, this segment includes the results of certain property and casualty insurance run-off operations including CNA Re (formerly a stand-alone property and casualty operating segment). Prior period segment disclosures have been conformed to the current year presentation. These segment disclosures, provided in the Supplemental Financial Information Appendix, are available on the company's website, for the years ended December 31, 2002 and 2003, including all quarters.

The changes made to CNA's reportable segments were as follows:

- CNA Global which consists of marine and global standard lines is now included in Standard Lines (formerly included in Specialty Lines).

- CNA Guaranty and Credit is currently in run-off and is now included in the Corporate & Other Non-Core segment (formerly included in Specialty Lines).

- CNA Re is currently in run-off and is also now included in the Corporate & Other Non-Core segment (CNA Re was formerly a stand-alone property and casualty operating segment).

- Group Operations & Life Operations (formerly separate operating segments) have now been combined into one reportable segment where the run-off of the retained group and life products will be managed.

- Certain run-off life and group operations previously included in the Corporate & Other Non-Core segment are now included in the Life & Group Non-Core segment.

ACCOUNTING PRONOUNCEMENTS

- In July of 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-01). SOP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SOP 03-01 is effective for financial statements for fiscal years beginning after December 15, 2003. SOP 03-01 may not be applied retroactively to prior years' financial statements, and initial application should be as of the beginning of an entity's fiscal year, therefore prior year amounts have not been conformed to the current year presentation.

         CNA adopted SOP 03-01 as of January 1, 2004. The assets and liabilities of certain guaranteed investment contracts and indexed group annuity contracts that were previously segregated and reported as separate accounts no longer qualify for separate account presentation. Prior to the adoption of SOP 03-01, the asset and liability presentation of these affected contracts were categorized as separate account assets and liabilities in the Condensed Consolidated Balance Sheet. The results of operations from separate account business were primarily classified as other revenue in the Consolidated Statement of Operations. In accordance with the provisions of SOP 03-01, the classification and presentation of certain balance sheet and income statement items have been modified within these financial statements. Accordingly, the investment securities previously classified as separate account assets have now been reclassified to the general account and will be reported based on their investment classification whether available-for-sale or trading securities. The investment portfolio for the indexed group annuity contracts is classified as held for trading purposes and is carried at fair value, with both the net realized and unrealized gains (losses) included within net investment income in the Condensed Consolidated Statement of Operations.

         CNA continues to have contracts that meet the criteria for separate account presentation. The assets and liabilities of these contracts are legally segregated and reported as assets and liabilities of the separate account business. Substantially all assets of the separate account business are carried at fair value. Separate account liabilities are carried at contract values.

                                                                               a

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

DEFINITIONS AND PRESENTATION

-        P&C OPERATIONS includes Standard Lines and Specialty Lines.

- LIFE & GROUP NON-CORE segment primarily includes the results of the life and group lines of business that are held for sale, or have been sold or placed in run-off.

- CORPORATE & OTHER NON-CORE segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re (formerly a stand-alone property and casualty segment). This segment also includes the results related to the centralized adjusting and settlement of APMT claims.

- P&C COMPANIES includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

- Underwriting results are net earned premiums less net incurred claims, the costs incurred to settle claims, acquisition expenses and underwriting expenses.

- The Loss & loss adjustment expense (LAE) ratio represents claim and claim adjustment expenses as a percentage of net earned premiums.

- The expense ratio is the percentage of underwriting expenses, acquisition expenses and dividends, including the amortization of deferred acquisition costs, to net earned premiums.

- The dividend ratio is the ratio of dividends incurred to net earned premiums.

- Limited partnerships (LPs) are a relatively small portion of CNA's overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is a passive investor in such partnerships and does not have influence over the partnerships' management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

- As a result of the sale of the Group Benefits business in the 4th quarter of 2003, income statement results for 2004 are not comparable to 2003.

- In February of 2004, CNA entered into a definitive agreement to sell its individual life insurance business. The business sold includes term, universal and permanent life insurance policies and individual annuity products. CNA's individual long term care and structured settlement businesses are excluded from the sale. The transaction, which is subject to certain customary closing conditions, is expected to be completed on April 30, 2004. As a result of the pending sale, CNA has classified the assets and liabilities of the individual life insurance business as held for sale at March 31, 2004, and has recorded a related impairment loss of $569 million.

- CNA has initiated a plan to sell CNA Trust, its limited operations bank located in Costa Mesa, California. As a result, CNA has classified the assets and liabilities of its limited operations bank as held for sale at March 31, 2004. The estimated fair value of the assets and liabilities exceeds their carrying value, and therefore no impairment charge was recorded.

- All amounts are in millions, except for per share and ratio information.

-        Certain immaterial differences are due to rounding.

                                                                               a

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

NON-GAAP FINANCIAL MEASURES

This financial supplement presents certain GAAP and non-GAAP financial measures to provide information used by management to monitor the Company's operating performance. Management utilizes various financial measures to monitor the Company's insurance operations and investment portfolio. Underwriting results, which are derived from certain income statement amounts, are considered non-GAAP financial measures and are used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored through analysis of various quantitative and qualitative factors, and certain decisions related to the sale or impairment of investments produce realized gains and losses. Net realized investment gains and losses, which are comprised of after-tax realized investment gains and losses net of participating policyholders' and minority interest, are a non-GAAP financial measure.

Underwriting results are computed as net earned premiums less net incurred claims and the cost incurred to settle these claims, acquisition expenses and underwriting expenses. Management uses underwriting results and operating ratios to monitor insurance operations' results without the impact of certain factors, including investment income, other revenues, other expenses, minority interest, income tax benefit (expense) and net realized investment gains (losses). Management excludes these factors in order to analyze the direct relationship between the net earned premiums and the related claims and the cost incurred to settle these claims, acquisition expenses and underwriting expenses.

Management excludes after-tax net realized investment gains or losses when analyzing the insurance operations because net realized investment gains or losses related to the Company's available-for-sale investment portfolio are largely discretionary, except for losses related to other-than-temporary impairments, and are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance.

Operating ratios are calculated using insurance results and are used by the insurance industry and regulators such as state departments of insurance and the National Association of Insurance Commissioners for financial regulation and as a basis of comparison among companies. The ratios presented in this financial supplement are calculated using GAAP financial results and include the loss and loss adjustment expense ratio (loss ratio) as well as the expense, dividend and combined ratios. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

The Company's investment portfolio is monitored by management through analyses of various factors including unrealized gains and losses on securities, portfolio duration and exposure to interest rate, market and credit risk. Based on such analyses, the Company may impair an investment security in accordance with its policy, or sell a security. Such activities will produce realized gains and losses.

While management uses various non-GAAP financial measures to monitor various aspects of the Company's performance, relying on any measure other than net income, which is the most directly comparable GAAP measure to underwriting results and realized gains and losses, is not a complete representation of financial performance. Management believes that its process of evaluating performance through the use of these non-GAAP financial measures provides a basis for understanding the operations and the impact to net income as a whole. Management also believes that investors find these non-GAAP financial measures described above useful to help interpret the underlying trends and performance, as well as to provide visibility into the significant components of net income.

                                                                               a

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
STATEMENTS OF OPERATIONS

                                                                                                                       FAV /
                           PERIOD ENDED MARCH 31                                            THREE MONTHS              (UNFAV)
                               (In millions)                                             2004           2003         % CHANGE
---------------------------------------------------------------------------------      ----------    ----------     -----------
STATEMENTS OF OPERATIONS
Revenues:
   Net earned premiums                                                                 $    2,168    $    2,381            (9)%
   Net investment income                                                                      473           432             9
   Realized investment losses, net of
      participating policyholders' and minority interests                                    (458)          (76)          N/A
   Other revenues                                                                              82           108           (24)
                                                                                       ----------    ----------
Total revenues                                                                              2,265         2,845           (20)
                                                                                       ----------    ----------
Claims, benefits and expenses:
   Insurance claims and policyholders' benefits                                             1,620         1,870            13
   Other operating expenses                                                                   783           837             6
   Interest                                                                                    35            34            (3)
                                                                                       ----------    ----------
Total claims, benefits and expenses                                                         2,438         2,741            11
                                                                                       ----------    ----------
(Loss) income from continuing operations before income tax and minority interest             (173)          104           N/A
Income tax benefit (expense)                                                                   54           (18)          N/A
Minority interest                                                                              (6)           (3)         (100)
                                                                                       ----------    ----------
Net (loss) income                                                                      $     (125)   $       83           N/A%
                                                                                       ==========    ==========

                                                                               a

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
COMPONENTS OF NET INCOME AND PER SHARE DATA

                                                                                                     THREE MONTHS
                                                                                                                       FAV /
                           PERIOD ENDED MARCH 31                                                                      (UNFAV)
                    (In millions, except per share data)                                  2004           2003         % CHANGE
---------------------------------------------------------------------------            ----------    ----------     -----------
COMPONENTS OF NET (LOSS) INCOME
   Income before net realized investment (losses) gains                                $      208    $      132            58%
   Net realized investment losses, net of
      participating policyholders' and minority interests                                    (333)          (49)          N/A
                                                                                       ----------    ----------
Net (loss) income                                                                      $     (125)   $       83           N/A%
                                                                                       ==========    ==========
BASIC AND DILUTED (LOSS) EARNINGS PER SHARE
                                                                                       ----------    ----------
Basic and diluted (loss) earnings per share available to common stockholders           $    (0.55)   $     0.30           N/A%
                                                                                       ==========    ==========
Weighted average outstanding common stock and common stock
   equivalents                                                                              255.9         223.6

                                                                               a

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
SELECTED BALANCE SHEET DATA AND CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS DATA

                                                                                      MARCH 31,     DECEMBER 31,
              (In millions, except per share data)                                      2004           2003
              ------------------------------------                                    -----------   -----------
Assets related to businesses held for sale                                             $    6,291   $        -
Total assets                                                                               67,560       68,503
Insurance reserves                                                                         42,372       45,383
Debt                                                                                        2,244        1,904
Liabilities related to businesses held for sale                                             5,471            -
Total liabilities                                                                          58,387       59,295
Minority interest                                                                             263          256
Accumulated other comprehensive income                                                        924          841
Total stockholders' equity                                                                  8,910        8,952

Book value per common share                                                            $    31.58   $    31.80
Book value per common share excluding unrealized
   gain or loss on fixed maturity securities                                           $    28.38   $    28.98

Outstanding shares of common stock (in millions of shares) (1)                              255.9        255.9

                       THREE MONTHS ENDED
                            MARCH 31
                         (In millions)                                                    2004         2003
                      -------------------                                              ----------   ----------
Net cash flows provided by operating activities                                        $       37   $       45

Net cash flows (used) provided by investing activities                                       (441)         132

Net cash flows provided (used) by financing activities                                        346         (137)
                                                                                       ----------   ----------
Net cash flows                                                                         $      (58)  $       40
                                                                                       ==========   ==========

(1) Included in the outstanding shares of common stock for the three months ended March 31, 2004 are the effects of additional common stock equivalents related to the November of 2003 sale of $750 million of convertible preferred shares to Loews Corporation. The preferred shares are convertible into 32.3 million shares of CNA common stock. The conversion occurred on April 20, 2004.

                                                                               a

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE DATA

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES (1)         STANDARD LINES        SPECIALTY LINES        P&C OPERATIONS
(In millions)                                       --------------------------------------------------------------
As of March 31, 2004
   Gross                                               $   14,134            $     4,287            $    18,421
   Ceded                                                    5,231                  1,311                  6,542
   Net                                                      8,903                  2,976                 11,879

As of December 31, 2003
   Gross                                               $   14,282            $     4,200            $    18,482
   Ceded                                                    5,315                  1,281                  6,596
   Net                                                      8,967                  2,919                 11,886

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES (1)          LIFE & GROUP         CORPORATE & OTHER
(In millions)                                        NON-CORE (1) (2)            NON-CORE         TOTAL OPERATIONS
                                                    --------------------------------------------------------------
As of March 31, 2004
   Gross                                               $   3,460             $     9,302            $    31,183
   Ceded                                                   1,653                   5,798                 13,993
   Net                                                     1,807                   3,504                 17,190

As of December 31, 2003
   Gross                                               $   3,576             $     9,672            $    31,730
   Ceded                                                   1,685                   5,935                 14,216
   Net                                                     1,891                   3,737                 17,514

(1) Gross reserves as of March 31, 2004 and December 31, 2003 include $321 million and $448 million of life company reserves, which are primarily related to accident and health business. Net reserves as of March 31, 2004 and December 31, 2003 include $118 million and $230 million of life company reserves, which are primarily related to accident and health business.

(2) In February of 2004, CNA entered into a definitive agreement to sell its individual life insurance business. As a result of the pending sale, $64 million of net claim & claim adjustment expense reserves in life companies have been reclassified on the Condensed Consolidated Balance Sheet to liabilities related to businesses held for sale.

                                                                               a

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD (1)

                          PERIOD ENDED MARCH 31, 2004                                 THREE MONTHS
                                 (In millions)                                           ENDED
                        ------------------------------                                ------------
Claim & claim adjustment expense reserves, beginning of period
    Gross                                                                              $  31,730
    Ceded                                                                                 14,216
                                                                                       ---------
    Net                                                                                   17,514
                                                                                       ---------
Net incurred claim & claim adjustment expenses                                             1,514
Net claim & claim adjustment expense payments                                             (1,774)
Net reserves transferred to liabilities related to businesses held for sale (2)              (64)
Claim & claim adjustment expense reserves, end of period
    Net                                                                                   17,190
    Ceded                                                                                 13,993
                                                                                       ---------
    Gross                                                                              $  31,183
                                                                                       =========

(1) Gross reserves as of March 31, 2004 and December 31, 2003 include $321 million and $448 million of life company reserves, which are primarily related to accident and health business. Net reserves as of March 31, 2004 and December 31, 2003 include $118 million and $230 million of life company reserves, which are primarily related to accident and health business.

(2) In February of 2004, CNA entered into a definitive agreement to sell its individual life insurance business. As a result of the pending sale, $64 million of net claim & claim adjustment expense reserves in life companies have been reclassified on the Condensed Consolidated Balance Sheet to liabilities related to businesses held for sale.

                                                                               a

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
INVESTMENTS BY SEGMENT AGGREGATION

                                                                   MARCH 31, 2004                      DECEMBER 31, 2003
                   (In millions)                            BOOK VALUE       FAIR VALUE           BOOK VALUE       FAIR VALUE
                  ----------------                        -------------    -------------        -------------    -------------
PROPERTY & CASUALTY AND CORPORATE & OTHER NON-CORE:
   Fixed Maturities - Taxable                             $      11,842    $      12,241        $      11,623    $      11,893
   Fixed Maturities - Tax Exempt                                  8,058            8,223                6,848            7,004
   Equities                                                         191              444                  225              448
   Short-term                                                     5,252            5,253                6,689            6,689
   Limited Partnership Investments                                1,194            1,194                1,113            1,113
   Mortgage Loans & Other                                            21               29                   48               58
                                                          -------------    -------------        -------------    -------------
     Subtotal                                                    26,558           27,384               26,546           27,205
   Securities Lending Collateral                                    295              295                  307              307
                                                          -------------    -------------        -------------    -------------
     TOTAL INVESTMENTS                                    $      26,853    $      27,679        $      26,853    $      27,512
                                                          -------------    -------------        -------------    -------------

LIFE & GROUP NON-CORE (1) (2):
   Fixed Maturities - Taxable                             $       6,564    $       7,223        $       8,155    $       8,815
   Fixed Maturities - Tax Exempt                                    968            1,004                  939              966
   Equities                                                          48               60                   68               79
   Short-term                                                       518              518                  419              419
   Limited Partnership Investments                                  465              465                    4                4
   Mortgage Loans & Other                                            23               11                  197              182
                                                          -------------    -------------        -------------    -------------
     Subtotal                                                     8,586            9,281                9,782           10,465
   Securities Lending Collateral                                     61               61                  123              123
                                                          -------------    -------------        -------------    -------------
     TOTAL INVESTMENTS                                    $       8,647    $       9,342        $       9,905    $      10,588
                                                          -------------    -------------        -------------    -------------
TOTAL INVESTMENTS                                         $      35,500    $      37,021        $      36,758    $      38,100
                                                          =============    =============        =============    =============

(1) As a result of SOP 03-01, the following investments are included in Life & Group Non-Core as of March 31, 2004 and are included in the March 31, 2004 column above. As of December 31, 2003, the investments were reflected within separate accounts in the Condensed Consolidated Balance Sheet and are not included in the December 31, 2003 column above. In accordance with the requirements of SOP 03-01, the December 31, 2003 column has not been conformed to reflect this change. Refer to page i for further discussion on SOP 03-01.

MARCH 31, 2004                                            BOOK VALUE                         FAIR VALUE
                                                          -----------                        ----------
Fixed Maturities - Taxable                                $     1,457                           1,584
Equities                                                            5                               4
Short-term                                                        417                             417
Limited Partnership Investments                                   463                             463
                                                          -----------                        ---------
TOTAL INVESTMENTS                                         $     2,342                           2,468
                                                          ===========                        =========

(2) The following balances have been transferred to assets related to businesses held for sale as of March 31, 2004 and are not included in the March 31, 2004 column above. As of December 31, 2003, the balances were reflected within investments in the Condensed Consolidated Balance Sheet and are included in the December 31, 2003 column above. Refer to page ii for further discussion on the pending life sale.

MARCH 31, 2004                                            BOOK VALUE                         FAIR VALUE
                                                          -----------                        ----------
Fixed Maturities - Taxable                                $     3,425                        $   3,701
Equities                                                           10                               13
Short-term                                                        234                              234
Mortgage Loans & Other                                            172                              172
                                                          -----------                        ---------
TOTAL INVESTMENTS                                         $     3,841                        $   4,120
                                                          ===========                        =========

                                                                               a

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY RESULTS OF OPERATIONS

THREE MONTHS ENDED                                      STANDARD LINES                         SPECIALTY LINES
March 31                                                                FAV/(UNFAV)                            FAV/(UNFAV)
(In millions)                                    2004         2003        % CHANGE       2004        2003        % CHANGE
---------------------------------------------------------------------------------------------------------------------------
Gross written premiums                        $   1,565    $   1,634           (4)%   $     710    $     628           13%
Net written premiums                              1,265        1,273           (1)          581          476           22
Net earned premiums                               1,258        1,219            3           529          428           24
Claim and claim adjustment expenses                 823          893            8           334          284          (18)
Acquisition expenses                                271          238          (14)           97           79          (23)
Underwriting expenses                               152          160            5            43           43            -
Policyholders' dividends                              9           15           40             2            1         (100)
                                              ---------    ---------                  ---------    ---------
Underwriting income (loss)                            3          (87)         103            53           21          152
                                              ---------    ---------                  ---------    ---------
Net investment income                               138          129            7            62           49           27
Other revenues                                       40           71          (44)           25           17           47
Other expenses                                       31           63           51            27           13         (108)
                                              ---------    ---------                  ---------    ---------
Income before income tax, minority interest
   and net realized investment gains                150           50          200           113           74           53
Income tax expense                                  (34)          (5)         N/A           (34)         (24)         (42)
Minority interest                                    (2)          (1)        (100)           (4)          (2)        (100)
                                              ---------    ---------                  ---------    ---------
Income before net realized investment gains         114           44          159            75           48           56
Realized investment gains                            57            7          N/A            20            3          N/A
Income tax expense on realized
   investment gains                                 (19)          (4)         N/A            (7)          (1)         N/A
                                              ---------    ---------                  ---------    ---------
Net income                                    $     152    $      47          N/A%    $      88    $      50           76%
                                              =========    =========                  =========    =========

FINANCIAL RATIOS
Loss & LAE                                         65.5 %       73.3 %                     63.1 %       66.3 %
Acquisition expense                                21.6         19.5                       18.4         18.4
Underwriting expense                               11.9         13.2                        8.0         10.2
Dividends                                           0.7          1.2                        0.4          0.1
                                              ---------    ---------                  ---------    ---------
Expense ratio, including dividends                 34.2         33.9                       26.8         28.7
                                              ---------    ---------                  ---------    ---------
Combined ratio                                     99.7 %      107.2 %                     89.9 %       95.0 %
                                              =========    =========                  =========    =========

THREE MONTHS ENDED                                    P&C OPERATIONS
MARCH 31                                                               FAV/(UNFAV)
(In millions)                                    2004        2003       % CHANGE
----------------------------------------------------------------------------------
Gross written premiums                        $   2,275    $   2,262            1%
Net written premiums                              1,846        1,749            6
Net earned premiums                               1,787        1,647            9
Claim and claim adjustment expenses               1,157        1,177            2
Acquisition expenses                                368          317          (16)
Underwriting expenses                               195          203            4
Policyholders' dividends                             11           16           31
                                              ---------    ---------
Underwriting income (loss)                           56          (66)         185
                                              ---------    ---------
Net investment income                               200          178           12
Other revenues                                       65           88          (26)
Other expenses                                       58           76           24
                                              ---------    ---------
Income before income tax, minority interest
   and net realized investment gains                263          124          112
Income tax expense                                  (68)         (29)        (134)
Minority interest                                    (6)          (3)        (100)
                                              ---------    ---------
Income before net realized investment gains         189           92          105
Realized investment gains                            77           10          N/A
Income tax expense on realized
   investment gains                                 (26)          (5)         N/A
                                              ---------    ---------
Net income                                    $     240    $      97          147%
                                              =========    =========

FINANCIAL RATIOS
Loss & LAE                                         64.8 %       71.5 %
Acquisition expense                                20.6         19.2
Underwriting expense                               10.8         12.3
Dividends                                           0.6          1.0
                                              ---------    ---------
Expense ratio, including dividends                 32.0         32.5
                                              ---------    ---------
Combined ratio                                     96.8 %      104.0 %
                                              =========    =========

                                                                               a

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE AND CORPORATE & OTHER NON-CORE SEGMENTS RESULTS OF OPERATIONS


THREE MONTHS ENDED                                                                           LIFE & GROUP NON-CORE
MARCH 31                                                            P&C OPERATIONS                             FAV/(UNFAV)
(In millions)                                                       2004       2003       2004       2003       % CHANGE
                                                                  -------    -------    -------    -------      -------
Net earned premiums                                               $ 1,787    $ 1,647    $   326    $   586        (44)%
Insurance claims & policyholders' benefits                          1,157      1,177        407        561         27
Policyholders' dividends                                               11         16          6          2       (200)
Insurance related expenses                                            563        520        108        200         46
Net investment income                                                 200        178        206        203          1
Other revenues                                                         65         88         34         41        (17)
Other expenses                                                         58         76         21         24         13
                                                                  -------    -------    -------    -------
Income (loss) before income tax, minority interest
   and net realized investment gains (losses)                         263        124         24         43        (44)
Income tax (expense) benefit                                          (68)       (29)        (5)       (14)        64
Minority interest                                                      (6)        (3)      --           --        N/A
                                                                  -------    -------    -------    -------
Income before net realized investment gains (losses)                  189         92         19         29        (34)
Realized investment gains (losses)                                     77         10       (562)      (104)       N/A
Income tax (expense) benefit on realized
   investment gains (losses)                                          (26)        (5)       161         36        N/A
                                                                  -------    -------    -------    -------
Net income (loss)                                                 $   240    $    97    $  (382)   $   (39)       N/A%
                                                                  =======    =======    =======    =======

THREE MONTHS ENDED                                                 CORPORATE & OTHER NON-CORE         TOTAL OPERATIONS
MARCH 31                                                                            FAV/(UNFAV)                        FAV/(UNFAV)
(In millions)                                                      2004       2003    % CHANGE    2004       2003       % CHANGE
                                                                 -------    -------    -------   -------    -------     --------
Net earned premiums                                              $    55    $    148       (63)% $  2,168   $  2,381         (9)%
Insurance claims & policyholders' benefits                            39         114        66      1,603      1,852         13
Policyholders' dividends                                               1          --       N/A         18         18         --
Insurance related expenses                                            45          48         6        716        768          7
Net investment income                                                 67          51        31        473        432          9
Other revenues                                                       (17)        (21)       19         82        108        (24)
Other expenses                                                        22           3       N/A        101        103          2
                                                                 -------     -------              -------    -------
Income (loss) before income tax, minority interest
   and net realized investment gains (losses)                         (2)         13      (115)       285        180         58
Income tax (expense) benefit                                           2          (2)      200        (71)       (45)       (58)
Minority interest                                                     --          --       N/A         (6)        (3)      (100)
                                                                 -------     -------              -------    -------
Income before net realized investment gains (losses)                  --          11       N/A        208        132         58
Realized investment gains (losses)                                    27          18        50       (458)       (76)       N/A
Income tax (expense) benefit on realized
   investment gains (losses)                                         (10)         (4)     (150)       125         27        N/A
                                                                 -------     -------              -------    -------
Net income (loss)                                                $    17     $    25       (32)%  $  (125)   $    83        N/A%
                                                                  =======    =======              =======    =======

OTHER FINANCIAL DATA                                                                           LIFE & GROUP NON-CORE
PROPERTY & CASUALTY COMPANY INFORMATION                            P&C OPERATIONS                             FAV/(UNFAV)
                                                                   2004       2003       2004       2003       % CHANGE
                                                                 -------    -------    -------    -------      --------
Gross written premiums                                           $ 2,275    $ 2,262    $   319    $   351         (9)%
Net written premiums                                               1,846      1,749        176        137         28
Net earned premiums                                                1,787      1,647        166        130         28
Underwriting income (loss)                                            56        (66)      (101)       (58)       (74)%

FINANCIAL RATIOS
Loss & LAE                                                          64.8%      71.5 %    128.5%     114.6%
Acquisition expense                                                 20.6       19.2       17.3       16.2
Underwriting expense                                                10.8       12.3       15.0       14.1
Dividends                                                            0.6        1.0         --         --
                                                                 -------     ------     ------    -------
Expense ratio, including dividends                                  32.0       32.5       32.3       30.3
                                                                 -------     ------     ------    -------
Combined ratio                                                      96.8%     104.0 %    160.8%     144.9%
                                                                 =======     ======     ======    =======

OTHER FINANCIAL DATA                                                 CORPORATE & OTHER NON-CORE         TOTAL OPERATIONS
PROPERTY & CASUALTY COMPANY INFORMATION                                               FAV/(UNFAV)                      FAV/(UNFAV)
                                                                   2004       2003     % CHANGE    2004       2003      % CHANGE
                                                                 -------    -------    --------  -------    -------     --------
Gross written premiums                                           $  637     $   803       (21)%  $ 3,231    $ 3,416         (5)%
Net written premiums                                                (16)        214      (107)     2,006      2,100         (4)
Net earned premiums                                                  71         171       (58)     2,024      1,948          4
Underwriting income (loss)                                          (29)        (12)     (142)%      (74)      (136)        46%

FINANCIAL RATIOS
Loss & LAE                                                         77.3%       79.7%                70.4%      75.1%
Acquisition expense                                                55.0        24.9                 21.6       19.5
Underwriting expense                                                9.3         2.5                 11.0       11.6
Dividends                                                            --          --                  0.6        0.8
                                                                 ------     -------              -------    -------
Expense ratio, including dividends                                 64.3        27.4                 33.2       31.9
                                                                 ------     -------              -------    -------
Combined ratio                                                    141.6%      107.1%               103.6%     107.0%
                                                                 ======     =======              =======    =======

                                                                               a

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY OPERATIONS AND CORPORATE & OTHER NON-CORE SEGMENT - CATASTROPHE LOSSES

--------------------------------------------------------------------------------------------------------------------------------
CATASTROPHE LOSSES (PRETAX)                                                                     CORPORATE & OTHER
(In millions)                          STANDARD LINES     SPECIALTY LINES    P&C OPERATIONS         NON-CORE            TOTAL
--------------------------------------------------------------------------------------------------------------------------------
Three months ended March 31, 2004       $       6           $        2         $       8          $         -        $       8

Three months ended March 31, 2003       $      14           $        1         $      15          $         -        $      15
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
CATASTROPHE LOSSES (AFTER-TAX)                                                                  CORPORATE & OTHER
(In millions)                          STANDARD LINES     SPECIALTY LINES    P&C OPERATIONS         NON-CORE          TOTAL
--------------------------------------------------------------------------------------------------------------------------------
Three months ended March 31, 2004       $       4           $        1         $       5          $         -        $       5

Three months ended March 31, 2003       $       9           $        1         $      10          $         -        $      10
--------------------------------------------------------------------------------------------------------------------------------

                                                                               a

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ANALYSIS OF PRETAX NET INVESTMENT INCOME

(In millions)                                                               STANDARD LINES
----------------------------------------------------------------------------------------------------------------------------------
                                    1Q02     2Q02     3Q02     4Q02   YTD 2002   1Q03     2Q03     3Q03     4Q03   YTD 2003   1Q04
                                    ----     ----     ----     ----   --------   ----     ----     ----     ----   --------   ----
Limited partnership income         $   4    $  21    $ (41)   $  (3)   $ (19)   $  13    $  43    $  35    $  35    $ 126    $  37
Interest on funds withheld
  and other deposits                 (39)     (45)     (38)     (57)    (179)     (34)     (77)    (115)     (43)    (269)     (38)
Other investment income              154      178      165      176      673      150      139      135      126      550      139
                                   -----------------------------------------------------------------------------------------------
Net investment income              $ 119    $ 154    $  86    $ 116    $ 475    $ 129    $ 105    $  55    $ 118    $ 407    $ 138
                                   ===============================================================================================

                                                                            SPECIALTY LINES
                                   -----------------------------------------------------------------------------------------------
                                    1Q02     2Q02     3Q02     4Q02   YTD 2002   1Q03     2Q03     3Q03     4Q03   YTD 2003   1Q04
                                    ----     ----     ----     ----   --------   ----     ----     ----     ----   --------   ----
Limited partnership income         $   1    $   6    $ (12)   $   -    $  (5)   $   4    $  14    $  11    $  11    $  40    $  13
Interest on funds withheld
  and other deposits                  (8)      (6)      (9)      (6)     (29)      (5)      (7)     (11)      (2)     (25)      (2)
Other investment income               49       54       51       52      206       50       46       47       43      186       51
                                   -----------------------------------------------------------------------------------------------
Net investment income              $  42    $  54    $  30    $  46    $ 172    $  49    $  53    $  47    $  52    $ 201    $  62
                                   ===============================================================================================

                                                                            P&C OPERATIONS
                                   -----------------------------------------------------------------------------------------------
                                    1Q02     2Q02     3Q02     4Q02   YTD 2002   1Q03     2Q03     3Q03     4Q03   YTD 2003   1Q04
                                    ----     ----     ----     ----   --------   ----     ----     ----     ----   --------   ----
Limited partnership income         $   5    $  27    $ (53)   $  (3)   $ (24)   $  17    $  57    $  46    $  46    $ 166    $  50
Interest on funds withheld
  and other deposits                 (47)     (51)     (47)     (63)    (208)     (39)     (84)    (126)     (45)    (294)     (40)
Other investment income              203      232      216      228      879      200      185      182      169      736      190
                                   -----------------------------------------------------------------------------------------------
Net investment income              $ 161    $ 208    $ 116    $ 162    $ 647    $ 178    $ 158    $ 102    $ 170    $ 608    $ 200
                                   ===============================================================================================

                                                                    LIFE & GROUP NON-CORE
                                   -----------------------------------------------------------------------------------------------
                                    1Q02     2Q02     3Q02     4Q02   YTD 2002   1Q03     2Q03     3Q03     4Q03   YTD 2003   1Q04
                                    ----     ----     ----     ----   --------   ----     ----     ----     ----   --------   ----
Limited partnership income         $   -    $   1    $  (2)   $  (2)   $  (3)   $   1    $   -    $   1    $   1    $   3    $   1
Interest on funds withheld and
  other deposits                       -        -        -        -        -        -        -        -        -        -        -
Income from trading
  securities (1)                       -        -        -        -        -        -        -        -        -        -       28
Other investment income              202      205      205      212      824      202      211      203      202      818      177
                                   -----------------------------------------------------------------------------------------------
Net investment income (2)          $ 202    $ 206    $ 203    $ 210    $ 821    $ 203    $ 211    $ 204    $ 203    $ 821    $ 206
                                   ===============================================================================================

                                                                       CORPORATE & OTHER NON-CORE
                                   -----------------------------------------------------------------------------------------------
                                    1Q02     2Q02     3Q02     4Q02   YTD 2002   1Q03     2Q03     3Q03     4Q03   YTD 2003   1Q04
                                    ----     ----     ----     ----   --------   ----     ----     ----     ----   --------   ----
Limited partnership income         $   2    $   9    $ (17)   $  (1)   $  (7)   $   5    $  18    $  14    $  15    $  52    $  16
Interest on funds withheld
  and other deposits                 (11)      (6)      (6)      (9)     (32)      (8)      (9)     (22)     (11)     (50)     (10)
Other investment income               72       85       68       76      301       54       49       54       59      216       61
                                   -----------------------------------------------------------------------------------------------
Net investment income              $  63    $  88    $  45    $  66    $ 262    $  51    $  58    $  46    $  63    $ 218    $  67
                                   ===============================================================================================

                                                                            TOTAL OPERATIONS
                                   -----------------------------------------------------------------------------------------------
                                    1Q02     2Q02     3Q02     4Q02  YTD 2002    1Q03     2Q03    3Q03      4Q03  YTD 2003    1Q04
                                    ----     ----     ----     ----  --------    ----     ----    ----      ----  --------    ----
Limited partnership income         $   7    $  37    $ (72)   $  (6) $   (34)   $  23    $  75   $   61    $  62  $   221    $  67
Interest on funds withheld
  and other deposits                 (58)     (57)     (53)     (72)    (240)     (47)     (93)    (148)     (56)    (344)     (50)
Income from trading
  securities (1)                       -        -        -        -        -        -        -        -        -        -       28
Other investment income              477      522      489      516    2,004      456      445      439      430    1,770      428
                                   -----------------------------------------------------------------------------------------------
Net investment income (2)          $ 426    $ 502    $ 364    $ 438  $ 1,730    $ 432    $ 427   $  352    $ 436  $ 1,647    $ 473
                                   ===============================================================================================

(1) Includes $8 million related to limited partnership investment income that supports indexed group annuity contracts.

(2) Net investment income at March 31, 2004 includes income from trading securities. See Accounting Pronouncements for the discussion of SOP 03-01 on page i.

                                                                               a

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
STATUTORY DATA - PRELIMINARY

PERIOD ENDED MARCH 31                                        THREE MONTHS
INCOME STATEMENT                                   (PRELIMINARY)                        FAV / (UNFAV)
(In millions)                                          2004                 2003          % CHANGE
-----------------------------------------------------------------------------------------------------
 PROPERTY & CASUALTY COMPANIES
   Gross written premiums                            $  3,691            $  4,593          (20)%
   Net written premiums                                 1,822               1,918           (5)

   Net earned premiums                                  1,702               1,722            -
   Claim and claim adjustment expenses                  1,272               1,328            4
   Acquisition expenses                                   324                 369           12
   Underwriting expenses                                  215                 218            1
   Policyholders' dividends                                12                  25           52
   Restructuring and other related costs                    -                   -          N/A
                                                     --------            --------
   Underwriting loss                                     (121)               (218)          44
   Net investment income                                  303                 282            7
   Other expense                                          (59)                (37)         (59)
   Income tax expense                                    (112)                 (5)         N/A
   Net realized gains                                     165                  37          N/A
                                                     --------            --------
   Net income                                        $    176            $     59          198%
                                                     ========            ========

FINANCIAL RATIOS
    Loss and LAE                                         74.7%               77.1%
    Acquisition expense                                  17.8                19.2
    Underwriting expense                                 11.8                11.5
    Policyholders' dividends                              0.7                 1.4
                                                     --------            --------
    Expense ratio                                        30.3                32.1
                                                     --------            --------
    Combined ratio                                      105.0%              109.2%
                                                     ========            ========

LIFE COMPANIES
    Earned premium                                   $    179            $    492

SUPPLEMENTAL STATUTORY DATA

                                                       (PRELIMINARY)
(In millions)                                          MARCH 31, 2004       DECEMBER 31, 2003
---------------------------------------------------------------------------------------------
 PROPERTY & CASUALTY COMPANIES
   Statutory surplus (1)                                 $    6,606            $    6,170

 LIFE COMPANIES
   Statutory surplus                                     $      719            $      707
   Gross life insurance in force                            378,858               388,968

(1) Surplus includes the Property & Casualty Companies' equity ownership of the life insurance subsidiaries.

                                                                               a

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY OPERATIONS
LOSS AND LAE RATIO ANALYSIS

                                                            STANDARD LINES
                                      ------------------------------------------------------
                                        2004 YTD             2003 FY              2003 FY
                                      EVALUATED AT          EVALUATED AT        EVALUATED AT
                                         3/31/04             12/31/03             3/31/04
                                      ------------         --------------       ------------
Gross Accident Year                       62.8%                65.4%               64.3%
     Impact of Other Reinsurance           2.9                  2.4                 2.8
                                      --------             --------             -------
Net Accident Year                         65.7                 67.8                67.1%
                                                                                =======
     Impact of Corporate Covers              -                 (6.4)
     Impact of Development                (0.2)                35.4
                                      --------             --------
Net Calendar Year                         65.5%                96.8%
                                      ========             ========

                                                          SPECIALTY LINES
                                      ------------------------------------------------------
                                        2004 YTD             2003 FY              2003 FY
                                      EVALUATED AT          EVALUATED AT        EVALUATED AT
                                         3/31/04             12/31/03             3/31/04
                                      ------------         --------------       ------------
Gross Accident Year                       62.0%                67.1%               65.8%
     Impact of Other Reinsurance           1.0                  1.8                 1.9
                                      --------             --------             -------
Net Accident Year                         63.0                 68.9                67.7%
                                                                                =======
     Impact of Corporate Covers              -                 (1.9)
     Impact of Development                 0.1                 18.4
                                      --------             --------
Net Calendar Year                         63.1%                85.4%
                                      ========             ========

                                                         P&C OPERATIONS
                                      ------------------------------------------------------
                                        2004 YTD             2003 FY              2003 FY
                                      EVALUATED AT          EVALUATED AT        EVALUATED AT
                                         3/31/04             12/31/03             3/31/04
                                      ------------         --------------       ------------
Gross Accident Year                       62.6%                65.9%               64.7%
     Impact of Other Reinsurance           2.3                  2.2                 2.6
                                      --------             --------             -------
Net Accident Year                         64.9                 68.1                67.3%
                                                                                =======
     Impact of Corporate Covers              -                 (5.1)
     Impact of Development                (0.1)                30.6
                                      --------             --------
Net Calendar Year                         64.8%                93.6%
                                      ========             ========

                                                                               a

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
LIFE & GROUP NON-CORE SEGMENT - GAAP RESULTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2004                             LIFE & GROUP NON-CORE   LIFE & GROUP NON-CORE    TOTAL LIFE & GROUP
                                                              EXCLUDING BUSINESSES    BUSINESSES TO BE SOLD         NON-CORE
(In millions)                                                    TO BE SOLD (1)              (2) (3)              AS REPORTED
---------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                              $      221                 $    105                 $ 326
Insurance claims & policyholders' benefits                              301                      106                   407
Policyholders' dividends                                                  -                        6                     6
Insurance related expenses                                               73                       35                   108
Net investment income                                                   154                       52                   206
Other revenues                                                           25                        9                    34
Other expenses                                                           13                        8                    21
                                                                 ----------                 --------                 -----
Income before income tax and net realized investment
  gains (losses)                                                         13                       11                    24
Income tax expense                                                       (1)                      (4)                   (5)
                                                                 ----------                 --------                 -----
Income before net realized investment gains (losses)                     12                        7                    19
Realized investment gains (losses)                                        6                     (568)                 (562)
Income tax (expense) benefit on realized investment
  gains (losses)                                                         (2)                     163                   161
                                                                 ----------                 --------                 -----
Net income (loss)                                                $       16                 $   (398)                $(382)
                                                                 ==========                 ========                 =====

THREE MONTHS ENDED MARCH 31, 2003                            LIFE & GROUP NON-CORE   LIFE & GROUP NON-CORE    TOTAL LIFE & GROUP
                                                             EXCLUDING BUSINESSES         BUSINESSES               NON-CORE
(In millions)                                                   TO BE SOLD (1)            TO BE SOLD             AS REPORTED
---------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                              $     223                   $   363                  $ 586
Insurance claims & policyholders' benefits                             261                       300                    561
Policyholders' dividends                                                (2)                        4                      2
Insurance related expenses                                              65                       135                    200
Net investment income                                                  117                        86                    203
Other revenues                                                          26                        15                     41
Other expenses                                                          15                         9                     24
                                                                 ---------                   -------                  -----
Income before income tax and net realized investment
    losses                                                              27                        16                     43
Income tax expense                                                      (8)                       (6)                   (14)
                                                                 ---------                   -------                  -----
Income before net realized investment losses                            19                        10                     29
Realized investment losses                                             (64)                      (40)                  (104)
Income tax benefit on realized investment losses                        26                        10                     36
                                                                 ---------                   -------                  -----
Net (loss) income                                                $     (19)                  $   (20)                 $ (39)
                                                                 =========                   =======                  =====

(1) Retained life and group businesses principally include group and individual long term care, structured settlements, institutional markets and specialty medical.

(2) For three months ended March 31, 2004, net realized investment losses for Life & Group Non-Core businesses to be sold include an estimated pretax impairment loss of $569 million ($406 million after-tax), related to the individual life business.

(3) Life and group businesses to be sold include individual life business and CNA Trust.

                                                                               a

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ASBESTOS SUMMARY BY POLICYHOLDER CATEGORY

MARCH 31, 2004                                                                                            PERCENT OF
                                                   NUMBER OF          NET PAID            NET ASBESTOS   ASBESTOS NET
(In millions)                                    POLICYHOLDERS     LOSSES IN 2004           RESERVES       RESERVES
---------------------------------------------------------------------------------------------------------------------
POLICYHOLDERS WITH SETTLEMENT AGREEMENTS
   Structured Settlements                            10                $   41               $  175            10%
   Wellington                                         5                     6                   17             1
   Coverage in Place                                 34                    10                  109             7
   Fibreboard                                         1                     -                   54             3
                                                  -----                ------               ------          ----
TOTAL WITH SETTLEMENT AGREEMENTS                     50                    57                  355            21


OTHER POLICYHOLDERS WITH ACTIVE ACCOUNTS
   Large Asbestos Accounts                          163                     4                  418            24
   Small Asbestos Accounts                        1,081                     3                  158             9
                                                  -----                ------               ------          ----
TOTAL OTHER POLICYHOLDERS                         1,244                     7                  576            33


ASSUMED REINSURANCE & POOLS                           -                     -                  156             9


UNASSIGNED IBNR (1)                                   -                     -                  625            37


                                                  -----                ------               ------          ----
TOTAL                                             1,294                $   64               $1,712           100%
                                                  =====                ======               ======          ====

(1) IBNR includes claims that are incurred but not reported.